UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2023

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)
(737) 281-0101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
S eries J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐

Digital Realty Trust, L.P.:	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Digital Realty Trust, Inc.: ☐
Digital Realty Trust, L.P.: ☐

Introductory Note
Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company,” “the company” or “Digital Realty” refer to Digital Realty Trust, Inc.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On March 30, 2023, the Board of Directors of the company approved the company’s Ninth Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective as of such date, to:

•
Update the requirements for stockholder nominations of directors and proposal of business for consideration at meetings of stockholders, including with respect to Rule

14a-19

promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), relating to the universal proxy rules;

•
Add a requirement that any stockholder submitting a director nomination notice make a representation as to whether such stockholder intends to comply with Rule

14a-19

under the Exchange Act, and a requirement that a stockholder submitting such a director nomination notice deliver reasonable evidence that it has complied with the requirements of Rule

14a-19

of the Exchange Act;

•	Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and

•
Remove the previous requirement that stockholders meet certain ownership thresholds in order to be eligible to submit a proposal to amend the bylaws. Effective immediately, stockholders may amend the bylaws by the affirmative vote of a majority of all votes entitled to be cast pursuant to a proposal properly submitted for approval at a meeting of stockholders.

The Amended and Restated Bylaws also clarify provisions regulating the conduct of meetings of stockholders and incorporate certain immaterial clarifying, conforming and ministerial changes. With the exception of the changes described above, the Amended and Restated Bylaws remain unchanged from the company’s Eighth Amended and Restated Bylaws.
The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Ninth Amended and Restated Bylaws of Digital Realty Trust, Inc., effective March 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: April 3, 2023

Digital Realty Trust, Inc.

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary